Phase 2

VISIONARY-MS STUDY

Long-Term Open Label Extension

In Stable RMS Participants with Chronic Optic Neuropathy

Michael Barnett, MBBS PhD FRACP FRCP

On behalf of the VISIONARY-MS Investigators

Disclosures

- The University of Sydney received industry standard financial renumeration as a clinical trial site
- I am a consulting research director for Sydney Neuroimaging Analysis Centre (SNAC), which was contracted to analyse blinded MRI and VEP data
- I am a consulting physician to RxPx Cor
- I have received institutional support for research from Biogen, Merck, Novartis, Roche, BMS, and Sanofi Genzyme
- I have received institutional support for speaking, participation in advisory boards or consulting from Biogen, Merck, Novartis, Roche, BMS, Sanofi Genzyme and Autobahn Therapeutics

Treatment and Participant Disposition in the Long-Term Extension

CNM-Au8 30mg Oral Suspension



Clean Surfaced, Highly Faceted Nanocrystals

Cellular Energetic Nanocatalyst: Mitochondrial Support & Increased Energetic Capacity in Neurons and Glia


Randomized
n=73
Eligible for LTE
n=69
Enrolled in LTE
n=55 (80%)
Original CNM-Au8 to CNM-Au8 LTE
n=41 (87%)
Original Placebo to CNM-Au8 LTE
n=14 (63%)
CNM-Au8 30mg LTE
mITT (n=35)
Ex-Placebo to CNM-Au8 30mg LTE
mITT (n=11)

Treatment duration for up to 3-years

Clinical Results | Long-Term LCLA Improvement

Low Contrast Letter Acuity (Original Double-Blind Primary Endpoint)

Original CNM-Au8


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks
(Post-Randomization)
CNM-Au8 (All)

Ex-Placebo to CNM-Au8


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks
(Post-Randomization)
Original Placebo (LTE participants)
ex-Placebo to CNM-Au8 30mg OLE

MMRM accounts for missing data; all visits with ≥ 60% participant values are graphed.

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Multi-Focal VEP | Long-Term Amplitude Improvement

Visual Pathway Signal Strength

VISIONARY-MS
Long-Term
Open Label Extension

Original CNM-Au8



mf-VEP Amplitude | CNM-Au8 Longitudinal Percent (%) Change [A6]
In LTE Participants (n=32 active), All Evaluable, ITT Population
Percent Change from Baseline, LS Mean ± SEM
LS Mean Change (% Change) from Baseline
Double-Blind Period
Open Label Period
**
**
**
0
5
10
15
0
24
48
72
96
120
144
Weeks
(Post-Baseline)
CNM-Au8 (All)

Ex-Placebo to CNM-Au8



mf-VEP Amplitude | ex-Placebo Longitudinal Percent (%) Change [A6]
In LTE Participants (n=12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline, LS Mean ± SEM
LS Mean Change (% Change) from Baseline
Double-Blind Period
Open-Label Period
10
5
0
-5
-10
-15
0
24
48
72
96
120
144
Weeks
(Post-Baseline)
Original Placebo
Ex-Placebo to CNM-Au8 LTE

LTE: LS mean difference vs. randomization baseline: # $p \leq 0.0001$, *** $p \leq 0.001$, ** $p \leq 0.01$, * $p \leq 0.05$
VEP: Visual Evoked Potential

Multi-Focal VEP | Long-Term Latency Improvement

Visual Pathway Conduction Velocity

Original CNM-Au8


mf-VEP Average Latency | Longitudinal Percent (%) Change
In LTE Participants (n=30 active), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM
LS Mean Change
from Baseline (Percent, %)
-2.0
-1.5
-1.0
-0.5
0.5
1.0
24
48
72
96
120
144
Weeks
(Post-Baseline)
CNM-Au8
Improvement
Double-Blind
Period
Open Label Period

Ex-Placebo to CNM-Au8


mf-VEP Average Latency | Longitudinal Percent (%) Change
In LTE Participants (12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM
Improvement
LS Mean Change
from Baseline (Percent, %)
-1.0
-0.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
24
48
72
96
120
Weeks
(Post-Baseline)
Original Placebo
Ex-Placebo to CNM-Au8 LTE
Double-Blind
Period
Open Label Period

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05, ^p≤0.10

OCT | Long-Term Ganglion Cell Layer Preservation

GCL Volume Change in the Most Affected Eyes at Baseline

VISIONARY-MS
Long-Term
Open Label Extension

Original CNM-Au8



Ganglion Cell Layer Volume (mm³) in Most Affected Eyes (At Baseline, n=49 of 146)
All Active Participants
Heidelberg OCT GCL Macular Scan, ITT Population (All Evaluable Eyes)
LS Mean ± SEM
LS Mean Change from Baseline (Volume, mm³)
0.01
0.00
-0.01
-0.02
-0.03
0
24
48
72
96
120
144
Weeks (Post-Baseline)
CNM-Au8
Double-Blind Period
Open-Label Period

Ex-Placebo to CNM-Au8



Ganglion Cell Layer Volume (mm³) in Most Affected Eyes (At Baseline, n=49 of 146)
All Placebo Participants
Heidelberg OCT GCL Macular Scan, ITT Population (All Evaluable Eyes)
LS Mean ± SEM
LS Mean Change from Baseline (Volume, mm³)
0.01
0.00
-0.01
-0.02
-0.03
0
24
48
72
96
120
144
Open-Label Period
Double-Blind Period
Weeks (Post-Baseline)
Original Placebo
ex-Placebo to CNM-Au8 LTE

LTE: LS mean difference vs. randomization baseline: # $p \leq 0.0001$, *** $p \leq 0.001$, ** $p \leq 0.01$, * $p \leq 0.05$, ^ $p \leq 0.10$;
Most affected eyes defined as ≤25% percentile distribution at baseline or with inter-eye RNFL difference ≥6 µm or GCL difference of ≥4 µm (worst eye) – *post hoc*

Clinical Results | Long-Term SDMT Improvement

Working Memory and Cognition (Original Exploratory Endpoint)

VISIONARY-MS
Long-Term
Open Label Extension

Original CNM-Au8

Longitudinal SDMT | Change from Baseline (Total Score) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline



Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
SDMT Total Correct (Score)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
0
24
48
72
96
120
144
#
Weeks
(Post-Randomization)
CNM-Au8 (All)

Ex-Placebo to CNM-Au8

Longitudinal SDMT | Change from Baseline (Total Score)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline



Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
SDMT Total Correct (Score)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
0
24
48
72
96
120
144
**
*
Weeks
(Post-Randomization)
ex-Placebo to CNM-Au8 30mg OLE
Original Placebo (LTE participants)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

MRI DTI | Evidence for Remyelination and Axonal Integrity

Diffusion Tensor Imaging | T2 Lesion Axial Diffusivity and Myelination Metrics

VISIONARY-MS
Long-Term
Open Label Extension

T2 Lesion MWF
In the Cerebrum



T2 Lesion Myelin Water Fraction in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline
Improvement
Weeks
(Post-Baseline)
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

T2 Lesion MTR
In the Cerebrum



T2 Lesion Magnetization Transfer Ratio (MTR) in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline
Improvement
Weeks
(Post-Baseline)
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

T2 Lesion Axial Diffusivity
In the Cerebrum



T2 Lesion Axial Diffusivity in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
Improvement
Weeks
(Post-Baseline)
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

LTE: LS mean difference vs. randomization baseline: # $p \leq 0.0001$, *** $p \leq 0.001$, ** $p \leq 0.01$, * $p \leq 0.05$, ^ $p \leq 0.10$
MWF: Myelin Water Fraction, MTR: Magnetization Transfer Ratio

CNM-Au8 Safety

CNM-Au8 treatment was safe and well-tolerated during the LTE

- Treatment emergent adverse events (TEAEs) were transient and predominantly mild-to-moderate
- 6 SAEs were reported over 82.9 years of cumulative participant follow-up including: (2) nephrolithiasis, (1) non-ST elevation myocardial infarction, (1) diverticulitis, (1) neutropenia, and (1) pneumonia; all resolved and were assessed as not related to CNM-Au8
- No dose limiting adverse events; average daily treatment compliance was 94% (bottles consumed/dispensed)

Most Common TEAEs (From Randomization to End of LTE) In LTE Participants	Participants with TEAEs	Total TEAEs from Randomization	Events per 100-person exposure years	Poisson 95% CI
Upper Respiratory Tract Infection	31	42	0.079	0.057 – 0.107
Headache	20	24	0.045	0.029 – 0.069
Urinary Tract Infection	11	19	0.036	0.022 – 0.056